                                                                    EXHIBIT 10.6



                                  NEWCOM, INC.

                           1997 STOCK INCENTIVE PLAN

                        (Adopted Effective May __, 1997)

                               TABLE OF CONTENTS
                               -----------------
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ARTICLE 1.       INTRODUCTION..............................    1

ARTICLE 2.       ADMINISTRATION............................    1
     2.1         Committee Composition.....................    1
     2.2         Committee Responsibilities................    1

ARTICLE 3.       SHARES AVAILABLE FOR GRANTS...............    2
     3.1         Basic Limitation                              2
     3.2         Additional Shares.........................    2
     3.3         Dividend Equivalents......................    2

ARTICLE 4.       ELIGIBILITY...............................    2
     4.1         General Rules                                 2
     4.2         Incentive Stock Options...................    2
     4.3         Limits on Awards..........................    2

ARTICLE 5.       OPTIONS...................................    3
     5.1         Stock Option Agreement....................    3
     5.2         Number of Shares..........................    3
     5.3         Exercise Price                                3
     5.4         Exercisability and Term...................    3
     5.5         Effect of Change in Control...............    3
     5.6         Modification or Assumption of Options.....    3

ARTICLE 6.       PAYMENT FOR OPTION SHARES.................    4
     6.1         General Rule                                  4
     6.2         Surrender of Stock........................    4
     6.3         Exercise/Sale                                 4
     6.4         Exercise/Pledge                               4
     6.5         Promissory Note                               4
     6.6         Other Forms of Payment....................    4

ARTICLE 7.       STOCK APPRECIATION RIGHTS.................    5
     7.1         SAR Agreement                                 5
     7.2         Number of Shares..........................    5
     7.3         Exercise Price                                5
     7.4         Exercisability and Term...................    5
     7.5         Effect of Change in Control...............    5
     7.6         Exercise of SARs..........................    5
     7.7         Modification or Assumption of SARs........    6
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                                      -i-
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ARTICLE 8.       RESTRICTED SHARES AND STOCK UNITS.........    6
     8.1         Time, Amount and Form of Awards...........    6
     8.2         Payment for Awards........................    6
     8.3         Vesting Conditions........................    6
     8.4         Form and Time of Settlement of Stock Units    6
     8.5         Death of Recipient........................    6
     8.6         Creditors' Rights.........................    7

ARTICLE 9.       VOTING AND DIVIDEND RIGHTS................    7
     9.1         Restricted Shares.........................    7
     9.2         Stock Units                                   7

ARTICLE 10.      PROTECTION AGAINST DILUTION...............    7
     10.1        Adjustments                                   7
     10.2        Reorganizations                               8

ARTICLE 11.      AWARDS UNDER OTHER PLANS..................    8

ARTICLE 12.      PAYMENT OF DIRECTOR'S FEES IN SECURITIES..    8
     12.1        Effective Date                                8
     12.2        Elections to Receive NSOs or Stock Units..    8
     12.3        Number and Terms of NSOs..................    8
     12.4        Number and Terms of Stock Units...........    8

ARTICLE 13.      LIMITATION ON RIGHTS......................    9
     13.1        Retention Rights                              9
     13.2        Stockholders' Rights......................    9
     13.3        Regulatory Requirements...................    9

ARTICLE 14.      LIMITATION ON PAYMENTS....................    9
     14.1        Basic Rule                                    9
     14.2        Reduction of Payments.....................    9
     14.3        Overpayments and Underpayments............   10
     14.4        Related Corporations......................   10

ARTICLE 15.      WITHHOLDING TAXES.........................   10
     15.1        General                                      10
     15.2        Share Withholding.........................   11

ARTICLE 16.      ASSIGNMENT OR TRANSFER OF AWARDS..........   11
     16.1        General                                      11
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                                      -ii-
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ARTICLE 17.      FUTURE OF THE PLAN........................   11
     17.1        Term of the Plan..........................   11
     17.2        Amendment or Termination..................   11

ARTICLE 18.      DEFINITIONS...............................   11

ARTICLE 19.      EXECUTION.................................   14

                                  NEWCOM, INC.
                                  ------------

                           1997 STOCK INCENTIVE PLAN
                           -------------------------

                        (Adopted Effective May __, 1997)


     ARTICLE 1.  INTRODUCTION.
     ---------   ------------

     The Plan was adopted by the Board effective May __, 1997, subject to approval by the Company's stockholders.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

     ARTICLE 2.  ADMINISTRATION.
     ---------   --------------

     2.1  Committee Composition.  The Plan shall be administered by the
          ---------------------
Committee. Effective with the Company's initial public offering, the Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     2.2  Committee Responsibilities.  The Committee shall:
          --------------------------

     (a)  Select the Key Employees who are to receive Awards under the Plan;

     (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

     (c)  Interpret the Plan; and

     (d)  Make all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.
     ---------   ---------------------------

     3.1  Basic Limitation.  Common Shares issued pursuant to the Plan may be
          ----------------
authorized but unissued shares or treasury shares. The aggregate number of Restricted Shares, Stock Units, Options and SARs awarded under the Plan shall not exceed __________ shares. The limitation of this Section 31 shall be subject to adjustment pursuant to Article 10.

     3.2  Additional Shares.  If Stock Units, Options or SARs are forfeited or
          -----------------
if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 31 and the balance shall again become available for Awards under the Plan. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan.

     3.3  Dividend Equivalents.  Any dividend equivalents distributed under the
          --------------------
Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

     ARTICLE 4.  ELIGIBILITY.
     ---------   -----------

     4.1  General Rules.  Only Key Employees (including, without limitation,
          -------------
independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall be eligible for making an election described in Article 12.

     4.2  Incentive Stock Options.  Only Key Employees who are common-law
          -----------------------
employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

     4.3  Limits on Awards. No Key Employee shall receive Options or SARs to
          ----------------
purchase Common Shares during any fiscal year covering in excess of __________ Common Shares; provided, however, a newly hired Key Employee may receive Options or SARs to purchase up to __________ Common Shares during the portion of the fiscal year remaining after his or her date of hire.

     ARTICLE 5.  OPTIONS.
     ---------   -------

     5.1  Stock Option Agreement.  Each grant of an Option under the Plan shall
          ----------------------
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

     5.2  Number of Shares.  Each Stock Option Agreement shall specify the
          ----------------
number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

     5.3  Exercise Price.  Each Stock Option Agreement shall specify the
          --------------
Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4  Exercisability and Term.  Each Stock Option Agreement shall specify
          -----------------------
the date when all or any installment of the Option is to become exercisable.
The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

     5.5  Effect of Change in Control.  The Committee may determine, at the time
          ---------------------------
of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     5.6  Modification or Assumption of Options.  Within the limitations of the
          -------------------------------------
Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an

Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     ARTICLE 6.  PAYMENT FOR OPTION SHARES.
     ---------   -------------------------

     6.1  General Rule.  The entire Exercise Price for the Common Shares issued
          ------------
upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2  Surrender of Stock.  To the extent that this Section 6.2 is
          ------------------
applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

     6.3  Exercise/Sale.  To the extent that this Section 6.3 is applicable,
          -------------
payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.4  Exercise/Pledge.  To the extent that this Section 6.4 is applicable,
          ---------------
payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.5  Promissory Note.  To the extent that this Section 6.5 is applicable,
          ---------------
payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash.

     6.6  Other Forms of Payment.  To the extent that this Section 6.6 is
          ----------------------
applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     ARTICLE 7.  STOCK APPRECIATION RIGHTS.
     ---------   -------------------------

     7.1  SAR Agreement.  Each grant of an SAR under the Plan shall be evidenced
          -------------
by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     7.2  Number of Shares.  Each SAR Agreement shall specify the number of
          ----------------
Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10.

     7.3  Exercise Price.  Each SAR Agreement shall specify the Exercise Price.
          --------------
An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     7.4  Exercisability and Term.  Each SAR Agreement shall specify the date
          -----------------------
when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     7.5  Effect of Change in Control.  The Committee may determine, at the time
          ---------------------------
of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     7.6  Exercise of SARs.  If, on the date when an SAR expires, the Exercise
          ----------------
Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

     7.7  Modification or Assumption of SARs.  Within the limitations of the
          ----------------------------------
Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

     ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS.
     ---------   ---------------------------------

     8.1  Time, Amount and Form of Awards.  Awards under the Plan may be granted
          -------------------------------
in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

     8.2  Payment for Awards.  To the extent that an Award is granted in the
          ------------------
form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     8.3  Vesting Conditions.  Each Award of Restricted Shares or Stock Units
          ------------------
shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     8.4  Form and Time of Settlement of Stock Units.  Settlement of vested
          ------------------------------------------
Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

     8.5  Death of Recipient.  Any Stock Units Award that becomes payable after
          ------------------
the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     8.6  Creditors' Rights.  A holder of Stock Units shall have no rights other
          -----------------
than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     ARTICLE 9.  VOTING AND DIVIDEND RIGHTS.
     ---------   --------------------------

     9.1  Restricted Shares.  The holders of Restricted Shares awarded under the
          -----------------
Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

     9.2  Stock Units.  The holders of Stock Units shall have no voting rights.
          -----------
Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding.
Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     ARTICLE 10.  PROTECTION AGAINST DILUTION.
     ----------   ---------------------------

     10.1  Adjustments.  In the event of a subdivision of the outstanding Common
           -----------
Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

          (b) The number of Stock Units included in any prior Award which has not yet been settled;

          (c) The number of Common Shares covered by each outstanding Option and SAR; or

          (d)  The Exercise Price under each outstanding Option and SAR.

Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     10.2  Reorganizations.  In the event that the Company is a party to a
           ---------------
merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

     ARTICLE 11.  AWARDS UNDER OTHER PLANS.
     ----------   ------------------------

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

     ARTICLE 12.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.
     ----------   ----------------------------------------

     12.1  Effective Date.  No provision of this Article 12 shall be effective
           --------------
unless and until the Board has determined to implement such provision.

     12.2  Elections to Receive NSOs or Stock Units.  An Outside Director may
           ----------------------------------------
elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof. Such NSOs and Stock Units shall be issued under the Plan. An election under this
Article 12 shall be filed with the Company on the prescribed form and subject to such filing deadlines and election procedures as shall be established by the Committee.

     12.3  Number and Terms of NSOs.  The number of NSOs to be granted to
           ------------------------
Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

     12.4  Number and Terms of Stock Units.  The number of Stock Units to be
           -------------------------------
granted to Outside Directors shall be calculated by dividing the amount of the annual retainer or the meeting fee that would otherwise be paid in cash by the arithmetic mean of the Fair Market Values of a Common Share on the ten (10) consecutive trading days ending with the date when such retainer or fee is payable. The terms of such Stock Units shall be determined by the Board.

     ARTICLE 13.  LIMITATION ON RIGHTS.
     ----------   --------------------

     13.1  Retention Rights.  Neither the Plan nor any Award granted under the
           ----------------
Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     13.2  Stockholders' Rights.  A Participant shall have no dividend rights,
           --------------------
voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

     13.3  Regulatory Requirements.  Any other provision of the Plan
           -----------------------
notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

     ARTICLE 14.  LIMITATION ON PAYMENTS.
     ----------   ----------------------

     14.1  Basic Rule.  Any provision of the Plan to the contrary
           ----------
notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this
Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

     14.2  Reduction of Payments.  If the Auditors determine that any Payment
           ---------------------
would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     14.3  Overpayments and Underpayments.  As a result of uncertainty in the
           ------------------------------
application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

     14.4  Related Corporations.  For purposes of this Article 14, the term
           --------------------
"Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

     ARTICLE 15.  WITHHOLDING TAXES.
     ----------   -----------------

     15.1  General.  To the extent required by applicable federal, state, local
           -------
or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     15.2  Share Withholding.  A Participant may satisfy all or part of his or
           -----------------
her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.

     ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS.
     ----------   --------------------------------

     16.1  General.  Except as provided in Article 15 or the Award agreement,
           -------
an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

     ARTICLE 17.  FUTURE OF THE PLAN.
     ----------   ------------------

     17.1  Term of the Plan.  The Plan, as set forth herein, shall become
           ----------------
effective on September 18, 1996, subject to the approval of the Company's stockholders within twelve (12) months of September 18, 1996. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after September 17, 2006.

     17.2  Amendment or Termination.  The Board may, at any time and for any
           ------------------------
reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

     ARTICLE 18.  DEFINITIONS.
     ----------   -----------

     18.1  "Award" means any award of an Option, an SAR, a Restricted Share or a
            -----
Stock Unit under the Plan.

     18.2  "Board" means the Company's Board of Directors, as constituted from
            -----
time to time.

     18.3  "Change in Control" shall be deemed to occur upon any "person" (as
            -----------------
defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 25% of the Common Shares of the Company outstanding at such time, without the prior approval of the Board.

     18.4  "Code" means the Internal Revenue Code of 1986, as amended.
            ----

     18.5  "Committee" means a committee of the Board, as described in Article
            ---------
2.

     18.6  "Common Share" means one share of the common stock of the Company.
            ------------

     18.7  "Company" means NewCom, Inc., a Delaware corporation, or its
            -------
successor.

     18.8  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
            ------------

     18.9  "Exercise Price," in the case of an Option, means the amount for
            --------------
which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     18.10  "Fair Market Value" means the market price of Common Shares,
             -----------------
determined by the Committee as follows:

          (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

          (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

          (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street
                                                          ---------------
Journal.  Such determination shall be conclusive and binding on all persons.
-------

     18.11  "ISO" means an incentive stock option described in section 422(b) of
             ---
the Code.

     18.12  "Key Employee" means (a) a common-law employee of the Company, a
             ------------
Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

     18.13  "NSO" means a stock option not described in sections 422 or 423 of
             ---
the Code.

     18.14  "Option" means an ISO or NSO granted under the Plan and entitling
             ------
the holder to purchase one Common Share.

     18.15  "Optionee" means an individual or estate who holds an Option or SAR.
             --------

     18.16  "Outside Director" shall mean a member of the Board who is not a
             ----------------
common-law employee of the Company, a Parent or a Subsidiary.

     18.17  "Parent" means any corporation (other than the Company) in an
             ------
unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     18.18  "Participant" means an individual or estate who holds an Award.
             -----------

     18.19  "Plan" means the NewCom, Inc. 1997 Stock Incentive Plan, as amended
             ----
from time to time.

     18.20  "Restricted Share" means a Common Share awarded under the Plan.
             ----------------

     18.21  "SAR" means a stock appreciation right granted under the Plan.
             ---

     18.22  "SAR Agreement" means the agreement between the Company and an
             -------------
Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     18.23  "Stock Award Agreement" means the agreement between the Company and
             ---------------------
the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

     18.24  "Stock Option Agreement" means the agreement between the Company and
             ----------------------
an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     18.25  "Stock Unit" means a bookkeeping entry representing the equivalent
             ----------
of one Common Share, as awarded under the Plan.

     18.26  "Subsidiary" means any corporation (other than the Company) in an
             ----------
unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     ARTICLE 19.  EXECUTION.
     ----------   ---------

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                    NEWCOM, INC.



                                    By ____________________________

                                    Its ___________________________

                                 NEWCOM, INC.
                           1997 STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

     NewCom, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Common Stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1997 Stock Incentive Plan (the "Plan").


Date of Original Grant: _______________________________________________________

Name of Optionee: _____________________________________________________________

Optionee's Social Security Number: ____________________________________________

Number of Common Shares Covered by Option: ____________________________________

Exercise Price per Common Share:  $____________________________________________

Vesting Start Date: ___________________________________________________________


     BY SIGNING THIS COVER SHEET, YOU VOLUNTARILY AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU FURTHER AGREE THAT ANY OTHER STOCK OPTIONS OR PURCHASE RIGHTS PREVIOUSLY GRANTED TO YOU FOR COMMON STOCK OF THE COMPANY ARE TERMINATED IN THEIR ENTIRETY AND SUBSTITUTED FOR BY THIS OPTION TO PURCHASE COMMON STOCK PURSUANT TO THE TERMS HEREOF, AND THAT YOU HAVE NO RIGHTS TO EXERCISE ANY OPTION TO PURCHASE ANY COMMON STOCK OF THE COMPANY OR OF AURA SYSTEMS, INC.


Optionee: _____________________________________________________________________
                                    (Signature)

Company: ______________________________________________________________________
                                    (Signature)

          Title: ______________________________________________________________

                                 NEWCOM, INC.
                           1997 STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK        This Option is intended to be an incentive stock option
OPTION                 under section 422 of the Internal Revenue Code and will
                       be interpreted accordingly.

VESTING Your right to exercise this Option vests annually over a four year period beginning one year after the Vesting Start Date as shown on the cover sheet. This Option vests at a rate of 30%, 30%, 20% and 20%, respectively, of the Common Shares covered by the Option at the end of the first, second, third and fourth year, respectively, after the Vesting Start Date. The number of Common Shares which may be purchased under this Option by you at the Exercise Price shall be rounded to the nearest whole number. No additional Common Shares will vest after your service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the date of grant of the terminated Option. (It will expire earlier if your service terminates, as described below.)

REGULAR TERMINATION    If your service terminates for any reason except death or
                       Disability, your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date death.

 DISABILITY            If your service terminates because of your Disability,
                       your Option will expire at the close of business at Company headquarters on the date 90 days after your termination date. During such 90-day period, you may exercise that portion of your Option that was vested on the date of your Disability.

                       "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for an extended period of time.

LEAVES OF ABSENCE      For purposes of this Option, your service does not
                       terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of this Option being treated as an ISO, your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to active work. The Committee determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan and this Agreement. The
                       Committee shall also determine the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE     When you wish to exercise this Option, you must notify
                       the Committee by filing the proper "Notice of Exercise" form at the address given on the form. Your Notice must specify how many Common Shares you wish to purchase. Your
                       Notice must also specify how your Common Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship or in a trust for your benefit).
                       The Notice will be effective when it is received by the Committee. If someone else wants to exercise this Option after your death, that person must prove to the Committee's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT        When you submit your Notice of Exercise, you must include
                       payment of the Exercise Price for the Common Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                       . Your personal check, a cashier's check or a money order.

                       . Common Shares which have already been owned by you for more than six months and which are surrendered to the

                       Company. The value of the Common Shares, determined as of the effective date of the option exercise, will be applied to the Exercise Price.

                       . By delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Common Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES      You will not be allowed to exercise this Option unless
                       you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Shares acquired upon exercise of this Option.

RESTRICTIONS ON        By signing this Agreement, you agree not to sell any
EXERCISE AND RESALE    Common Shares at a time when applicable laws, regulations
                       or Company or underwriter trading policies prohibit a sale. For example, prior to an initial public offering, the Company may, in its sole discretion, restrict the transfer of shares for up to 6 months from the date of exercise. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                       In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares.

                       You represent and agree that the Common Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                       In the event that the sale of Common Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S          In the event that you propose to sell, pledge or
RIGHT OF FIRST         otherwise transfer to a third party any Common Shares
REFUSAL                acquired under this Agreement, or any interest in such
                       Common Shares, the Company shall have the "Right of First
                       Refusal" with respect to all (and not less than all) of such Common Shares. If you desire to transfer Common
                       Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Committee describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Shares. The Company shall have the right to purchase all, and not less than all, of the Common Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Committee.
                       The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                       If the Company fails to exercise its Right of First Refusal within 30 days after the date when the Committee received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Committee, conclude a transfer of the Common Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date the Committee received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                       The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Common Shares.

                       The Company's Right of First Refusal shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

RIGHT OF REPURCHASE    Following termination of your service with the Company
                       for any reason, the Company shall have the right to purchase all of those Common Shares that you have or will acquire under this Option. If the Company fails to provide you with written notice of its intention to purchase such Common Shares before or within 30 days of the date the Company receives written notice from you of your termination of service, the Company's right to purchase such Common Shares shall terminate. If the Company exercises its right to purchase such Common
                       Shares, the Company will consummate the purchase of such Common Shares within 60 days of the date of its written notice to you. The purchase price for any Common Shares repurchased shall be the Fair Market Value of such Common
                       Shares on the date of purchase and shall be paid in cash.
                       The Company's right of repurchase shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

TRANSFER OF OPTION     Prior to your death, only you may exercise this Option.
                       You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option by beneficiary designation or in your will.

                       Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS       This Agreement does not give you the right to be retained
                       by the Company in any capacity. The Company reserves the right to terminate your service at any time and for any reason.

STOCKHOLDER RIGHTS     You, or your beneficiary, estate or heirs, have no rights
                       as a stockholder of the Company until a certificate for the Common Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS            In the event of a stock split, a stock dividend or a
                       similar change in the Common Shares, the number of Common
                       Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

APPLICABLE LAW         This Agreement will be interpreted and enforced under the
                       laws of the State of Delaware (without regard to their choice of law provisions).


THE PLAN AND OTHER     The text of the Plan is incorporated in this Agreement by
AGREEMENTS             reference. Certain capitalized terms used in this
                       Agreement are defined in the Plan.

                       This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option and the terminated Option. Any prior agreements, commitments or negotiations concerning this Option and the terminated Option are superseded.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                                  NEWCOM, INC.
                           1997 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


     NewCom, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Common Stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1997 Stock Incentive Plan (the "Plan").


Date of Original Grant: ____________________________________________________

Name of Optionee: __________________________________________________________

Optionee's Social Security Number: _________________________________________

Number of Common Shares Covered by Option: _________________________________

Exercise Price per Common Share:  $ ________________________________________

Vesting Start Date: ________________________________________________________



     BY SIGNING THIS COVER SHEET, YOU VOLUNTARILY AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU FURTHER AGREE THAT ANY OTHER STOCK OPTIONS OR PURCHASE RIGHTS PREVIOUSLY GRANTED TO YOU FOR COMMON STOCK OF THE COMPANY ARE TERMINATED IN THEIR ENTIRETY AND SUBSTITUTED FOR BY THIS OPTION TO PURCHASE COMMON STOCK PURSUANT TO THE TERMS HEREOF, AND THAT YOU HAVE NO RIGHTS TO EXERCISE ANY OPTION TO PURCHASE ANY OTHER COMMON STOCK OF THE COMPANY OR OF AURA SYSTEMS, INC.


Optionee: _______________________________________________________________
                                    (Signature)

Company:  _______________________________________________________________
                                    (Signature)

          Title: ________________________________________________________

                                  NEWCOM, INC.
                           1997 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY STOCK OPTION                This Option is not intended to be an
                                         incentive stock option under section
                                         422 of the Internal Revenue Code and
                                         will be interpreted accordingly.

VESTING Your right to exercise this Option vests annually over a four year period beginning one year after the Vesting Start Date as shown on the cover sheet. This Option vests at a rate of 25% of the Common Shares covered by the Option at the end of each of the first, second, third and fourth year, respectively, after the Vesting Start Date. The number of Common Shares which may be purchased under this Option by you at the Exercise Price shall be rounded to the nearest whole number. No additional Common Shares will vest after your service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the date of grant of the terminated Option. (It will expire earlier if your service terminates, as described below.)

REGULAR TERMINATION                      If your service terminates for any
                                         reason except death or Disability,
                                         your Option will expire at the close
                                         of business at Company headquarters
                                         on the 30th day after your
                                         termination date.  During such 30-day
                                         period, you may exercise that portion
                                         of your Option that was vested on
                                         your termination date.

DEATH If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date of death.

DISABILITY                               If your service terminates because of
                                         your Disability, your Option will
                                         expire at the close of business at
                                         Company headquarters on the date 90
                                         days after your termination date.
                                         During such 90-day period, you may
                                         exercise that portion of your Option
                                         that was vested on your date of
                                         Disability.

                                         "Disability" means that you are
                                         unable to engage in any substantial
                                         gainful activity by reason of any
                                         medically determinable physical or
                                         mental impairment for an extended
                                         period of time.

LEAVES OF ABSENCE                        For purposes of this Option, your
                                         service does not terminate when you
                                         go on a bona fide leave of absence
                                         that was approved by the Company in
                                         writing, if the terms of the leave
                                         provide for continued service
                                         crediting, or when continued service
                                         crediting is required by applicable
                                         law.  The Committee determines which
                                         leaves count for this purpose, and
                                         when your service terminates for all
                                         purposes under the Plan and this
                                         Agreement.  The Committee shall also
                                         determine the extent to which you may
                                         exercise the vested portion of your
                                         Option during a leave of absence.

NOTICE OF EXERCISE                       When you wish to exercise this
                                         Option, you must notify the Committee
                                         by filing the proper "Notice of
                                         Exercise" form at the address given
                                         on the form.  Your Notice must
                                         specify how many Common Shares you
                                         wish to purchase.  Your Notice must
                                         also specify how your Common Shares
                                         should be registered (in your name
                                         only, in your and your spouse's names
                                         as community property or as joint
                                         tenants with right of survivorship or
                                         in a trust for your benefit).  The
                                         Notice will be effective when it is
                                         received by the Committee.  If
                                         someone else wants to exercise this
                                         Option after your death, that person
                                         must prove to the Committee's
                                         satisfaction that he or she is
                                         entitled to do so.

FORM OF PAYMENT                          When you submit your Notice of
                                         Exercise, you must include payment of
                                         the Exercise Price for the Common
                                         Shares you are purchasing.  Payment
                                         may be made in one (or a combination)
                                         of the following forms:

                                         .  Your personal check, a cashier's
                                            check or a money order.

                                         .  Common Shares which have already
                                            been owned by you for more than six
                                            months and which are surrendered to
                                            the Company. The value of the Common
                                            Shares, determined as of the
                                            effective date of the Option
                                            exercise, will be applied to the
                                            Exercise Price.

                                         .  By delivery (on a form prescribed by
                                            the Committee) of an irrevocable
                                            direction to a securities broker to
                                            sell Common Shares and to deliver
                                            all or part of the sale proceeds to
                                            the Company in payment of the
                                            aggregate Exercise Price.

WITHHOLDING TAXES                        You will not be allowed to exercise
                                         this Option unless you make
                                         acceptable arrangements to pay any
                                         withholding or other taxes that may
                                         be due as a result of the option
                                         exercise or the sale of Common Shares
                                         acquired upon exercise of this Option.

RESTRICTIONS ON EXERCISE AND RESALE      By signing this Agreement, you agree
                                         not to sell any Common Shares at a
                                         time when applicable laws,
                                         regulations or Company or
                                         underwriter trading policies prohibit
                                         a sale.  For example, prior to an
                                         initial public offering, the Company
                                         may, in its sole discretion, restrict
                                         the transfer of shares for up to 6
                                         months from the date of exercise.  In
                                         connection with any underwritten
                                         public offering by the Company of its
                                         equity securities pursuant to an
                                         effective registration statement
                                         filed under the Securities Act,
                                         including the Company's initial
                                         public offering, you agree not to
                                         sell, make any short sale of, loan,
                                         hypothecate, pledge, grant any option
                                         for the purchase of, or otherwise
                                         dispose or transfer for value or
                                         agree to engage in any of the
                                         foregoing transactions with respect
                                         to any shares without the prior
                                         written consent of the Company or its
                                         underwriters, for such period of time
                                         after the effective date of such
                                         registration statement as may be
                                         requested by the Company or such
                                         underwriters.

                                         In order to enforce the provisions of
                                         this paragraph, the Company may
                                         impose stop-transfer instructions
                                         with respect to the shares.

                                         You represent and agree that the
                                         Common Shares to be acquired upon
                                         exercising this option will be
                                         acquired for investment, and not with
                                         a view to the sale or distribution
                                         thereof.

                                         In the event that the sale of Common
                                         Shares under the Plan is not
                                         registered under the Securities Act
                                         but an exemption is available which
                                         requires an investment representation
                                         or other representation, you shall
                                         represent and agree at the time of
                                         exercise that the Shares being
                                         acquired upon exercising this option
                                         are being acquired for investment,
                                         and not with a view to the sale or
                                         distribution thereof, and shall make
                                         such other representations as are
                                         deemed necessary or appropriate by
                                         the Company and its counsel.

THE COMPANY'S RIGHT OF FIRST REFUSAL     In the event that you propose to
                                         sell, pledge or otherwise transfer to
                                         a third party any Common Shares
                                         acquired under this Agreement, or any
                                         interest in such Common Shares, the
                                         Company shall have the "Right of
                                         First Refusal" with respect to all
                                         (and not less than all) of such
                                         Common Shares.  If you desire to
                                         transfer Common Shares acquired under
                                         this Agreement, you must give a
                                         written "Transfer Notice" to the
                                         Committee describing fully the
                                         proposed transfer, including the
                                         number of Common Shares proposed to
                                         be transferred, the proposed transfer
                                         price and the name and address of the
                                         proposed transferee.  The Transfer
                                         Notice shall be signed both by you
                                         and by the proposed transferee and
                                         must constitute a binding commitment
                                         of both parties to the transfer of
                                         the Common Shares.  The Company shall
                                         have the right to purchase all, and
                                         not less than all, of the Common
                                         Shares on the terms described in the
                                         Transfer Notice (subject, however,
                                         to
                                         any change in such terms permitted in
                                         the next paragraph) by delivery of a
                                         notice of exercise of the Right of
                                         First Refusal within 30 days after
                                         the date when the Transfer Notice was
                                         received by the Committee.  The
                                         Company's rights under this
                                         Subsection shall be freely
                                         assignable, in whole or in part.

                                         If the Company fails to exercise its
                                         Right of First Refusal within 30 days
                                         after the date when the Committee
                                         received the Transfer Notice, you
                                         may, not later than 90 days following
                                         receipt of the Transfer Notice by the
                                         Company, conclude a transfer of the
                                         Common Shares subject to the Transfer
                                         Notice on the terms and conditions
                                         described in the Transfer Notice.
                                         Any proposed transfer on terms and
                                         conditions different from those
                                         described in the Transfer Notice, as
                                         well as any subsequent proposed
                                         transfer by you, shall again be
                                         subject to the Right of First Refusal
                                         and shall require compliance with the
                                         procedure described in the paragraph
                                         above.  If the Company exercises its
                                         Right of First Refusal, the parties
                                         shall consummate the sale of the
                                         Common Shares on the terms set forth
                                         in the Transfer Notice within 60 days
                                         after the date when the Committee
                                         received the Transfer Notice (or
                                         within such longer period as may have
                                         been specified in the Transfer
                                         Notice); provided, however, that in
                                         the event the Transfer Notice
                                         provided that payment for the Common
                                         Shares was to be made in a form other
                                         than lawful money paid at the time of
                                         transfer, the Company shall have the
                                         option of paying for the Common
                                         Shares with lawful money equal to the
                                         present value of the consideration
                                         described in the Transfer Notice.

                                         The Company's Right of First Refusal
                                         shall inure to the benefit of its
                                         successors and assigns and shall be
                                         binding upon any transferee of the
                                         Common Shares.

                                         The Company's Right of First Refusal
                                         shall terminate in the event that
                                         Common Shares are listed or traded on
                                         an established stock exchange.

RIGHT OF REPURCHASE                      Following termination of your service
                                         for any reason, the Company shall
                                         have the right to purchase all of
                                         those Common Shares that you have or
                                         will acquire under this Option.  If
                                         the Company fails to provide you with
                                         written notice of its intention to
                                         purchase such Common Shares before or
                                         within 30 days of the date the
                                         Company receives written notice from
                                         you of your termination of service,
                                         the Company's right to purchase such
                                         Common Shares shall terminate.  If
                                         the Company exercises its right to
                                         purchase such Common Shares, the
                                         Company will consummate the purchase
                                         of such Common Shares within 60 days
                                         of the date of its written notice to
                                         you.  The purchase price for
                                         any

                                         Common Shares repurchased shall be
                                         the Fair Market Value of such Common
                                         Shares on the date of purchase and
                                         shall be paid in cash.  The Company's
                                         right of repurchase shall terminate
                                         in the event that Common Shares are
                                         issued or traded on an established
                                         stock exchange.

TRANSFER OF OPTION                       Prior to your death, only you may
                                         exercise this Option.  You cannot
                                         transfer or assign this Option.  For
                                         instance, you may not sell this
                                         Option or use it as security for a
                                         loan.  If you attempt to do any of
                                         these things, this Option will
                                         immediately become invalid.  You may,
                                         however, dispose of this Option by
                                         beneficiary designation or in your
                                         will.

                                         Regardless of any marital property
                                         settlement agreement, the Company is
                                         not obligated to honor a Notice of
                                         Exercise from your spouse or former
                                         spouse, nor is the Company obligated
                                         to recognize such individual's
                                         interest in your Option in any other
                                         way.

RETENTION RIGHTS                         This Agreement does not give you the
                                         right to be retained by the Company
                                         in any capacity.  The Company
                                         reserves the right to terminate your
                                         service at any time and for any
                                         reason.

STOCKHOLDERS RIGHTS                      You, or your estate or heirs, have no
                                         rights as a stockholder of the
                                         Company until a certificate for the
                                         Common Shares acquired upon exercise
                                         of this Option has been issued.  No
                                         adjustments are made for dividends or
                                         other rights if the applicable record
                                         date occurs before your stock
                                         certificate is issued, except as
                                         described in the Plan.

ADJUSTMENTS                              In the event of a stock split, a
                                         stock dividend or a similar change in
                                         the Common Shares, the number of
                                         Common Shares covered by this Option
                                         and the Exercise Price per share may
                                         be adjusted pursuant to the Plan.
                                         Your Option shall be subject to the
                                         terms of the agreement of merger,
                                         liquidation or reorganization in the
                                         event the Company is subject to such
                                         corporate activity.

LEGENDS All certificates representing the Common Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                           THE SHARES REPRESENTED BY THIS
                                           CERTIFICATE ARE SUBJECT TO CERTAIN
                                           RESTRICTIONS ON TRANSFER AND OPTIONS
                                           TO PURCHASE SUCH SHARES SET FORTH IN
                                           AN AGREEMENT BETWEEN THE COMPANY AND
                                           THE REGISTERED HOLDER, OR HIS OR HER
                                           PREDECESSOR IN INTEREST. A COPY OF
                                           SUCH AGREEMENT IS ON

                                           FILE AT THE PRINCIPAL OFFICE OF THE
                                           COMPANY AND WILL BE FURNISHED UPON
                                           WRITTEN REQUEST TO THE SECRETARY OF
                                           THE COMPANY BY THE HOLDER OF RECORD
                                           OF THE SHARES REPRESENTED BY THIS
                                           CERTIFICATE.

APPLICABLE LAW                           This Agreement will be interpreted
                                         and enforced under the laws of the
                                         State of Delaware (without regard to
                                         their choice of law provisions).

THE PLAN AND OTHER AGREEMENTS            The text of the Plan is incorporated
                                         in this Agreement by reference.
                                         Certain capitalized terms used in
                                         this Agreement are defined in the
                                         Plan.

                                         This Agreement and the Plan
                                         constitute the entire understanding
                                         between you and the Company regarding
                                         this Option and the terminated
                                         Option.  Any prior agreements,
                                         commitments or negotiations
                                         concerning this Option and the
                                         terminated Option are superseded.


     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                                  NEWCOM, INC.
                           1997 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                             FOR OUTSIDE DIRECTORS


     NewCom, Inc., a Delaware corporation (the "Company"), hereby grants an option to purchase __________ Shares of its common stock (the "Common Shares") to the optionee named below. The terms and conditions of the option are set forth in this Nonstatutory Stock Option Agreement and in the Company's 1997 Stock Incentive Plan (the "Plan").


Date of Grant: _____________________________________________________________

Name of Optionee: __________________________________________________________

Optionee's Social Security Number: _________________________________________

Exercise Price per Share (100% of fair market value):  $ ___________________

Vesting Start Date: ________________________________________________________

                                   * * * * *

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN.



Optionee:  ________________________________________________________________
                                  (Signature)


Company:   ________________________________________________________________
                                  (Signature)


      Title: ______________________________________________________________

                                  NEWCOM, INC.
                           1997 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                             FOR OUTSIDE DIRECTORS


NONSTATUTORY STOCK          This Option is not intended to be an incentive stock
OPTION                      option under section 422 of the Internal Revenue
                            Code and will be interpreted accordingly.

VESTING/                    Your right to exercise this Option vests annually
EXERCISABILITY              over a four year period beginning one year after the
                            Vesting Start Date as shown on the cover sheet. This
                            Option vests at a rate of 25% of the Common Shares covered by the Option at the end of each of the first, second, third and fourth year, respectively, after the Vesting Start Date. The number of Common
                            Shares which may be purchased under this Option by you at the Exercise Price shall be rounded to the nearest whole number. No additional Common Shares will vest after your service has terminated for any reason. In addition, your right to exercise this Option shall vest in full if there is a Change in Control of the Company. However, no Common Shares will vest after your service as an Outside Director has terminated for any other reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your service as an Outside Director terminates, as described below.)

TERMINATION                 If your service as an Outside Director of the
                            Company terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the 30th day after your service as an Outside Director terminates. During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while an Outside Director of the Company, then your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date of death.

DISABILITY              If your service as an Outside Director of the Company
                        terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date 90 days after your service as an Outside Director terminates. During such 90-day period, you may exercise that portion of your Option that was vested on your date of Disability.

                        "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for an extended period of time.

NOTICE OF EXERCISE      When you wish to exercise this Option, you must notify
                        the Committee by filing the proper "Notice of Exercise" form at the address given on the form. Your Notice must specify how many Common Shares you wish to purchase.
                        Your Notice must also specify how your Common Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship or in a trust for your benefit). The Notice will be effective when it is received by the Committee. If someone else wants to exercise this Option after your death, that person must prove to the Committee's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When you submit your Notice of Exercise, you must
                        include payment of the Exercise Price for the Common
                        Shares you are purchasing. Payment may be made in one
                        (or a combination) of the following forms:

                        . Your personal check, a cashier's check or a money
                          order.

                        . Common Shares which have already been owned by you for
                          more than six months and which are surrendered to the Company. The value of the Common Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                        . By delivery (on a form prescribed by the Committee) of
                          an irrevocable direction to a securities broker to sell Common Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

RESTRICTIONS ON         By signing this Agreement, you agree not to sell any
EXERCISE AND RESALE     Common Shares at a time when applicable laws,
                        regulations or Company or underwriter trading policies prohibit a sale. For example, prior to an initial public offering, the Company may, in its sole discretion, restrict the transfer of shares for up to 6 months from the date of exercise. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                      In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares.

                      You represent and agree that the Common Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                      In the event that the sale of Common Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S         In the event that you propose to sell, pledge or otherwise
RIGHT OF FIRST        transfer to a third party any Common Shares acquired under
REFUSAL               this Agreement, or any interest in such Common Shares, the
                      Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common
                      Shares. If you desire to transfer Common Shares acquired under this Agreement, you must give a written "Transfer
                      Notice" to the Committee describing fully the proposed transfer, including the number of Common Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer
                      Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Shares. The
                      Company shall have the right to purchase all, and not less than all, of the Common Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer

                       Notice was received by the Committee. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                       If the Company fails to exercise its Right of First Refusal within 30 days after the date when the Committee received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Committee received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                       The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Common Shares.

                       The Company's Right of First Refusal shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

RIGHT OF REPURCHASE    Following termination of your service for any reason, the
                       Company shall have the right to purchase all of those Common Shares that you have or will acquire under this Option. If the Company fails to provide you with written notice of its intention to purchase such Common Shares before or within 30 days of the date the Company receives written notice from you of your termination of service, the Company's right to purchase such Common Shares shall terminate. If the Company exercises its right to purchase such Common Shares, the Company will consummate the purchase of such Common Shares within 60 days of the date of its written notice to you. The purchase price for any Common Shares repurchased shall be the Fair Market Value of such Common Shares on the date of purchase and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Common Shares are issued or traded on an established stock exchange.

TRANSFER OF OPTION     Prior to your death, only you may exercise this Option.
                       You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option by beneficiary designation or in your will.

                       Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS       This Agreement does not give you the right to be retained
                       by the Company in any capacity. The Company reserves the right to terminate your service at any time and for any reason.

STOCKHOLDER RIGHTS     You or your estate or heirs, have no rights as a
                       stockholder of the Company until a certificate for the Common Shares acquired upon exercise of your Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS            In the event of a stock split, a stock dividend or a
                       similar change in the Common Shares, the number of Common
                       Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity. Any fractional number of shares available under the Option shall be rounded to the nearest whole number.

LEGENDS All certificates representing the Common Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF

                           SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

APPLICABLE LAW         This Option will be interpreted and enforced under the
                       laws of the State of Delaware (without regard to their choice of law provisions).

THE PLAN AND OTHER     The text of the Plan is incorporated in this Agreement by
AGREEMENTS             reference. Certain capitalized terms used in this
                       Agreement are defined in the Plan.

                       This Nonstatutory Stock Option Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

    BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.